Establishing a leading, rare and orphan disease-focused biopharmaceutical company to deliver impactful new medicines to patients Patient Inspired Science January 7 | 2021 Exhibit 99.1

2| Forward-Looking Statements This presentation may include forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Cerecor, Inc. (“Cerecor”) control, which could cause actual results to differ from the forward-looking statements. Such statements may include, without limitation, statements with respect to Cerecor’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “might,” “will,” “could,” “would,” “should,” “continue,” “seeks,” “aims,” “predicts,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” or similar expressions (including their use in the negative), or by discussions of future matters such as: its 2021 outlook; the development of product candidates or products; potential attributes and benefits of product candidates; strategic alternatives for neurological assets and Millipred; and other statements that are not historical. These statements are based upon the current beliefs and expectations of Cerecor’s management but are subject to significant risks and uncertainties, including: reliance on and integration of key personnel; drug development costs, timing and other risks, including reliance on investigators and enrollment of patients in clinical trials, which might be slowed by the COVID-19 pandemic; regulatory risks; Cerecor's cash position and the need for it to raise additional capital; risks related to potential strategic alternatives for its neurology assets and Millipred; general economic and market risks and uncertainties, including those caused by the COVID-19 pandemic and those other risks detailed in Cerecor’s filings with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements. Except as required by applicable law, Cerecor expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Cerecor’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

3| Pipeline Highlights • Cerecor has created a rich pipeline of six novel, first-in-class assets in eight clinical development programs across immunology, oncology, and rare diseases • All assets have proven mechanistic rationale, biomarkers or established proof-of-concept to de-risk the pipeline and increase probability of success • Demonstrated successful proof of concept with CERC-002 (anti-LIGHT mAb) in COVID-19 ARDS • Near term catalysts anticipated over next 12 months – CERC-002 initial data for severe pediatric onset Crohn’s Q1 2021 – CERC-007 initial data for multiple myeloma (Q1 2021) and AOSD (Q2 2021) – CERC-006 initial data for complex lymphatic malformations Q2 2021 – CERC-800s series congenital disorders of glycosylation pivotal data 2H 2021 • Currently, four assets have been designated ODD* and RPDD* enabling Priority Review Vouchers (would provide non-dilutive financing of the pipeline) *Orphan Drug Designation, Rare Pediatric Disease Designation; Eligibility for Priority Review Voucher Upon Approval

Clinical-Stage Pipeline

Core Research & Development Areas	Therapeutic Area	Program	Mechanism of Action	Lead Indication	Development Stage: Preclin	Development Stage: Phase 1	Development Stage: Phase 2	Development Stage: Pivotal Trial	Anticipated Milestone
Immunology	Inflammation	CERC-002	Anti-LIGHT mAb	COVID-19 ARDS	→	→	→		FDA EOP-2 Meeting 1Q 2021
Immunology	Inflammation	CERC-002	Anti-LIGHT mAb	Severe Pediatric Onset Crohn's	→	→			Initial Data 1Q 2021
Immunology	Inflammation	CERC-007	Anti-IL-18 mAb	AOSD	→	→			Initial Data 2Q 2021
Oncology	Blood Cancers	CERC-007	Anti-IL-18 mAb	Multiple Myeloma	→	→			Initial Data 1Q 2021
Rare Genetic Disorders	Complex Lymphatic Malformations	CERC-006‡	Dual mTOR inhibitor	Complex Lymphatic Malformations	→	→			Initial Data 2Q 2021
Rare Genetic Disorders	Congenital Disorders of Glycosylation	CERC-801‡	D-Galactose replacement	PGM1-CDG	→	→	→		Pivotal Trial Data 2H 2021
Rare Genetic Disorders	Congenital Disorders of Glycosylation	CERC-802‡	D-Mannose replacement	MPI-CDG	→	→	→		Pivotal Trial Data 2H 2021
Rare Genetic Disorders	Congenital Disorders of Glycosylation	CERC-803‡	L-Fucose replacement	LAD-II (SLC35C1-CDG)	→				Pivotal Trial Data 2H 2021

‡ Orphan Drug Designation, Rare Pediatric Disease Designation; Eligibility for Priority Review Voucher Upon Approval

4

Anti-LIGHT monoclonal antibody in clinical studies for COVID-19 ARDS and Severe Pediatric-onset Crohn’s Disease CERC-002

6| Successful Proof of Concept for CERC-002 in Patients Hospitalized with COVID-19 ARDS Executive Summary • Proof of concept demonstrated in hospitalized patients with COVID-19 related ARDS – COVID-19 patients treated with a single dose of CERC-002 demonstrated robust improvement in the primary endpoint (proportion of patients alive and free of respiratory failure over the 28-day study period) compared to placebo (n=62, odds ratio [OR] = 2.62, p=0.059) – A prespecified subgroup analysis of patients ≥ 60 years of age showed that CERC-002 treatment led to a greater than 3-fold likelihood of avoiding respiratory failure and death (n=33, OR = 3.38, p=0.054) – 28-day mortality was reduced by approximately 50% in patients treated with CERC-002 (3 patients) vs. placebo (6 patients). There was a total of 4 COVID-19 related deaths in patients on CERC-002 vs. 9 on placebo as of December 2020. These data will be updated and analyzed at the 60-day timepoint – Importantly, CERC-002 showed activity on top of corticosteroids in COVID-19 ARDS (>90% of patients in the trial received corticosteroids and >60% received remdesivir) • CERC-002 was well tolerated with no appreciable differences in immunosuppression or other SAE between CERC-002 and placebo • CERC-002 dramatically and rapidly reduced serum free-LIGHT levels – ~85% reduction in free LIGHT achieved in 1 day • Plan to meet with the FDA regarding a registration trial and filing for Breakthrough Therapy Designation • Additionally, the company is continuing its program in severe pediatric-onset Crohn’s disease and is exploring the applicability of CERC-002 in non-COVID-19 ARDS

CERC-002: A Novel First-in-Class Anti-LIGHT (TNFSF14) mAb

The only known clinical stage anti-LIGHT antibody

- In-licensed from Kyowa Kirin Co.
- Positive toxicology profile
  - 8-week monkey toxicology study was well tolerated up to 100 mg/kg per week with NOAEL at 60 mg/kg
- Phase I trial successfully completed
  - Up to 1200 mg SQ in healthy volunteers (n=48) without significant toxicity
- Proprietary free LIGHT assay developed in collaboration with Myriad RBM enables a biomarker-based development approach



NH
2
VH
VH
NH
2
CH
VL
VL
CL
CL
23
88
95
149
136
134
194
214
22
95
149
205
136
23
88
214
134
194
225
231
263
263
323
323
369
369
427
427

Discovered at La Jolla Allergy Institute and Licensed by Cerecor in 2016

7| SQ: Subcutaneous; NOAEL: No observed adverse effect level

CERECOR

LIGHT is Potentially a Key Driver of the Inflammatory Response in Cytokine Storm in ARDS

LIGHT Releases Inflammatory Cytokines and Activates Both T Cells and B Cells



HVEM-mediated Signaling Pathways
FasL
LIGHT
TL1A
LTβR-mediated Signaling Pathways
Fas
HVEM
DcR3
LTβR
DR3
Overactivation of Immune Response May Lead to Disease Pathology
Activation and Proliferation of Immune Cells
T-cell
Myeloid Cells
Macro-phage
Upregulation of Inflammatory Molecules
IL-1
GM-CSF
IL-6
CXCL5
IL-10
Pro-inflammatory Mediators and Cytokines
Cytokine Storm

- Highly expressed in **neutrophils and macrophages** and induces airway inflammation. It also appears to **exacerbate pulmonary fibrosis** in patients who recover from ARDS
- A critical factor in **COVID-19 cytokine storm**, pulmonary failure and longer-term pulmonary fibrosis and in **broader ARDS etiologies**

Recent biomarker data from hospitalized COVID-19 patients demonstrates elevated LIGHT levels, implicating its role in ARDS[1]

CERECOR

8|

1. Perlin et al. (2020) *mSphere*. 5(4):e00699-20.

9| LIGHT is a Central Driver of COVID-19 Related Cytokine Storm Clinical Trial Initiated After Compelling Biomarker Study Completed June 2020 P = 0.021 • In patients over 60, LIGHT levels were significantly higher in those that eventually died than in those patients that recovered (p=0.021) • Observed mortality rate was higher for patients over 60 of age (82%) compared to patients <60 years (32%) Association Between Elevated LIGHT and Mortality Strongest in Patients Over 60 Key Implications Elevated LIGHT levels in hospitalized COVID-19 patients were most strongly associated with mortality in patients over 60 1. Perlin et al. (2020) mSphere. 5(4):e00699-20. 2. Arunachalam et al. (2020) Science. 369(6508):1210-1220

Cytokine Storm Drives ARDS Across Etiologies

Patients may progress rapidly and often require invasive mechanical ventilation

	Pre-ARDS Disease Course	ARDS Progression		
		Mild ARDS	Moderate ARDS	Severe ARDS
COVID-19 ARDS	COVID-19 infection			
	Cytokine Storm	*All etiologies of ARDS have high unmet need, with patients presenting at any severity and frequently progressing rapidly*		*COVID-19 infection is typically associated with longer duration of ventilation in severe patients*
Broader ARDS	Injury due to various etiologies (e.g., pneumonia, trauma, aspiration)			
Potential Opportunity		LIGHT Treatment Window		
Treatment / Care Setting	Typically non-hospitalized for COVID-19 infection and pre-ICU for broader ARDS	Critical Care / ICU	Critical Care / ICU	ICU
		All ARDS patients are candidates for intubation, with the vast majority of moderate and virtually all severe patients requiring invasive mechanical ventilation		

Reducing LIGHT levels may limit the proportion of patients requiring invasive mechanical ventilation, which drives high cost of treatment and low quality of life in ARDS

10

Source: Physician Interviews; Papazian et al. *Ann. Intensive Care* 2019; Bhatraju et al. *NEJM* 2020

CERECOR

11| CERC-002 Treatment of Cytokine Storm-Induced COVID-19 ARDS Primary Endpoint: Respiratory Failure and Mortality Over 28 Days 1:1 Randomization CERC-002 (16 mg/kg [maximum 1200 mg]) on Day 1 by SQ injection + Standard of Care at the site Placebo-matched SQ injection + Standard of Care at the site Randomized, Double-blind, Placebo-controlled, Multi-Center, Proof-of-Concept Clinical Trial of CERC-002 in Adults with COVID-19 ARDS Hospitalized Patients with Documented COVID-19 Infection and Clinical Evidence of Pneumonia with Mild to Moderate ARDS Enrollment (N=83) Inclusion Criteria Proof-of-Concept Trial Design Primary Endpoint • The proportion of patients treated with CERC-002 compared with placebo in addition to standard of care at site, alive and free of respiratory failure over 28 days • 80% power to show an absolute difference of 25% between cohorts Key Secondary / Exploratory Endpoints • 1-month mortality • Change in Pa02/Fi02 ratio • Time to and duration of invasive ventilation • LIGHT levels and other biomarkers of inflammation • Viral load PaO2 - Partial Pressure of Oxygen, FiO2 - Fraction of Inspired Oxygen

12| Patient Disposition Chart Screening: Patients with COVID-19 associated Pneumonia and Mild to Moderate ARDS 1:1 Randomization to SoC + CERC-002 or Placebo (n = 83) Patients free of High Flow O2 or Positive Pressure O2 (n = 62) All Patients administered CERC-002 or Placebo (n = 82) ITT Analysis for Primary Endpoint Full Analysis for Secondary Endpoints and Safety Patients administered CERC-002 or Placebo (n = 82) Patients withdrawing Informed Consent (n = 1) Data on file

13| Patient Demographics Characteristic CERC-002 (n=41) Placebo (n=42) Age Mean (SD) 59.2 (14.5) 58.1 (14.2) Age Group < 60 years (n, %) ≥ 60 years (n, %) 20 (48.8%) 21 (51.2%) 21 (50%) 21 (50%) Gender Male Female 25 (61%) 16 (39%) 32 (76.2%) 10 (23.8%) Free LIGHT Level at Baseline Mean (range) pg/mL 348 (63 - 667) 273 (37 - 703) Race White Black or African American Asian Other 31 (75.1%) 7 (17.1%) 2 (4.9%) 1 (2.4%) 37 (88.1%) 3 (7.1%) 0 (0%) 2 (4.8%) Concomitant Medication Systemic corticosteroids Remdesivir 38 (92.6%) 27 (65.9%) 37 (88.1%) 29 (69.0%) Data on file

14| A Single Dose of CERC-002 Reduced Free LIGHT Levels Dramatically and Rapidly Free LIGHT is inhibited by Day 1 and remains low • Mean free LIGHT levels were comparable at baseline across cohorts • Mean free LIGHT levels were about 100 pg/mL higher in the patients ≥ 60 years-old • Free LIGHT levels reduced quickly in the active cohort and increased in the placebo cohort • The pharmacodynamic effect was on top of standard of care where approximately 90% of patients received systemic corticosteroids Data on file Free LIGHT Levels (pg/mL) Over Treatment Period

15| Primary Endpoint: Percentage of patients alive and free of respiratory failure at Day 28 Robust Treatment Effect Demonstrated in Patients at Greatest Risk of Respiratory Failure and Death CERC-002 treatment led to a greater than 3-fold likelihood of avoiding respiratory failure and death in patients ≥ 60 years (OR: 3.38, 90% CI: 0.98 – 11.68) p = 0.059 p = 0.295 p = 0.054 (n = 62) (n = 29) (n = 33) Data on file

16| Proportion/Percentage of Subjects Requiring Invasive Ventilation Clear trend of CERC-002 reducing the need for invasive ventilation; this effect is driven by events in the ≥ 60-year-old subset of patients Patients ≥ 60 years treated with CERC-002 were twice as likely to avoid invasive ventilation (OR: 2.0, 90% CI: 0.61 - 6.6) p = 0.13 p = 0.48 p = 0.17 (n = 82) (n = 41) (n = 41) Data on file

17| COVID-19 related deaths: 4 on CERC-002 vs. 9 on placebo (December 2020) 28-day mortality was ~50% lower in patients treated with CERC-002 (3 patients) vs. placebo (6 patients) 60-day follow up data in progress p = 0.19 p = 0.26 p = 0.48 (n = 80) (n = 40) (n = 40) Data on file

18| Safety and Tolerability • CERC-002 was well-tolerated at a single dose of 16 mg/kg • No serious adverse events attributable to CERC-002 • Majority of AEs judged to be mild or moderate • No evidence of increased infections or adverse events related to immunosuppression CERC-002 N = 40 Placebo N = 42 Subjects with ≥1 AE (%) Subjects with ≥ Drug-related AE 16 (40%) 8 (20%) 21 (50%) 6 (14.3%) AEs > 5% Leukocytosis Anemia Hepatic enzyme increase Acute kidney injury Respiratory failure 6 (15%) 4 (10%) 4 (10%) 3 (7.5%) 3 (7.5%) 4 (9.5%) 3 (7.1%) 2 (4.8%) 2 (4.8%) 3 (7.1%) Data on file

19| Source: Rubenfeld et al. N Engl J Med. 2005, 353(16):1685-93. Kissler et al. Science. 2020. UpToDate COVID-19 and Broader ARDS Target Populations COVID-19 ARDS provides a potential path to treat a larger patient population in broader ARDS U.S. COVID-19 Related ARDS Patients Estimated U.S. Broader ARDS Patients Excluding COVID-19 CO V ID -1 9 A RD S In ci de nc e Time 340 354 367 380 392 404 416 427 2019 2020 2021 2022 2023 2024 2025 2026 D ia gn os ed B ro ad er A RD S In ci de nc e (K ) There is a large market opportunity and high unmet need for effective therapy in cytokine storm induced ARDS beyond COVID-19 Illustrative Purposes

20| Next Steps • 60-day safety data expected 1Q 2021 • Plan to present full data at a future scientific meeting • End of phase 2 meeting with FDA to discuss registration trial and filing for Breakthrough Therapy Designation • Severe pediatric onset Crohn’s disease – initial data 1Q 2021 • Currently exploring the applicability of CERC-002 in non-COVID-19 ARDS

Phase 1b anti-IL-18 monoclonal antibody for Multiple Myeloma and Still’s Disease (AOSD and sJIA) CERC-007

First-in-Class Anti-IL-18 High Affinity Monoclonal Antibody

Data from phase 1 study demonstrated favorable PK and safety profile

- In-licensed from Medimmune / AZ
- Potent and durable IL-18 inhibition
  - Evaluated in phase 1 SAD for COPD (n = 31)
  - IV doses of 10, 30, 100, 300 or 1000 mg
  - Well-tolerated
- Phase 1b asset
  - 13-week monkey tox completed
  - Frozen, unformulated bulk material available to support clinical proof-of-concept in patients and nonclinical 6-month chronic tox studies



IL-18
(% of baseline)
150
100
50
0
Screenings
Day 1
(pre-dose)
Day 5
Day 10
Day 22
Day 36
Day 57
Day 92
Cohort 1 - 10 mg IV
Cohort 2 - 30 mg IV
Cohort 3 - 100 mg IV
Cohort 4 - 300 mg IV
Cohort 5 - 1000 mg IV
Placebo

22| Data on file: AstraZenaca

CERECOR

Multiple Myeloma Is The Second Most Common Blood Cancer Globally

MM is characterized by the neoplastic proliferation of plasma cells with the overproduction of monoclonal proteins or M-proteins

Multiple Myeloma (MM) Pathophysiology



Red marrow where plasma cells are made
Normal plasma cells
Antibodies
Bone
Multiple myeloma cells (abnormal plasma cells)

A progressive disease with both cell-autonomous genetic abnormalities, and microenvironmental changes contributing to the growth of the malignant neoplasm[2]

Disease Overview

Patient Population	• Prevalence in U.S. ~140,000[1] • Occurs in older people (median age at diagnosis is 69)[1] • 35% of patients are younger than 65[1]
Signs and Symptoms	• Majority may present with anemia, bone pain or elevated creatinine while fatigue, hypercalcemia, and weight loss observed in a minority of patients[2]
Treatment Approach	• MM is treated with at least one of three main classes of agents, utilized in combination across all lines of therapy[3]: • Immunomodulators - Revlimid®, Pomalyst® • Protease inhibitors - Velcade®, Kyprolis® • Anti-CD38 - Darzalex®, Sarclisa®
Prognosis	• Estimated 5-year survival is ~50% in the U.S., though specific genetic deletions such as 17p may be associated with shorter survival[1]

23| [1]NCI SEER Website; [2]Palumbo. NEJM. 2011; [3]ClearView Analysis 2017.

CERECOR

24| Source: Nakamura Cancer Cell. 2018. 33(4):634-648.e5 Strong Potential in Multiple Myeloma • Patients with high IL-18 have significantly worse median survival (42 months vs. >84 months, p value= 0.0026, HR = 1.84) • Reducing IL-18 levels prolongs survival in rodent models of multiple myeloma (n=69) (n=76) IL-18 Levels Are Elevated in Many MM Patients and Correlate with Poor Survival

CERC-007 Treatment of Patients with Resistant and Refractory Multiple Myeloma

Initiating Trial in Multiple Myeloma as a Single Agent with Plans for Combination

Proposed Dose Escalation and Expansion Trial Design

A Multicenter, Open-Label, Dose-Escalation Phase 1b Study of CERC-007 in Subjects with Relapsed or Refractory Multiple Myeloma

Inclusion Criteria

Patients with treatment resistant and refractory multiple myeloma had exposures to IMIDs, Proteasome inhibitors and anti-CD38 mAb
No more than 4–6 lines of therapy

Estimated Enrollment:
Dose Escalation ~ 14
Expansion Phase = 14

CERC-007: Dose Escalation Phase 3 + 3 Design → **CERC-007 Expansion Phase at RP2D N = 14**

Primary Endpoint

- Establishment of RP2D in Dose Escalation Phase
- Response rate by International Myeloma Working Group criteria at 8 weeks in Expansion Phase

Key Secondary / Exploratory Endpoints

- Change in SPEP from baseline
- Safety and tolerability
- Change in IL-18 levels in blood and bone marrow
- Change in Myeloid derived suppressor cells in bone marrow from baseline to 8 weeks

MM initial data anticipated 1Q 2021

RP2D – Recommended Phase 2 Dose, SPEP – Serum Protein Electrophoresis

25|

CERECOR

Adult-Onset Still's Disease (AOSD) Overview

- Rare disease with estimated U.S diagnosed prevalence of 3,500 to 7,000[1]
- Symptoms include fever, rash, pharyngitis, arthritis, liver disease, increased ferritin
- No definitive genetic or infectious cause
- ~40% have severe chronic disease[2]
- Treatment: NSAID, steroids, immunosuppressants and anti-IL-1

Serum IL-18 Levels Significantly Elevated in AOSD Patients



Serum IL-18 (pg/ml)
1000000
100000
10000
1000
100
10
active AOSD
AOSD in partial Remission
AOSD in Remission
comparison group CRP>5
comparison group CRP<=5

1. ClearView Healthcare Partners Analysis, May 2017
2. Gerfaud-Valentin et al. (2014) *Autoimmun Rev.* 13(7):708-22.
3. Figure from Kudela et al. (2019) *BMC Rheumatol.* 3:4.

26|

CERECOR

Systemic Juvenile Idiopathic Arthritis (sJIA) Overview

- Rare childhood onset disease with estimated U.S. diagnosed prevalence of 4,500 to 6,500[1]
- Intermittent fever, rash and arthritis; often splenomegaly, lymph nodes
- Autoinflammatory disease – not autoimmune
  - IL-1, 6, 18 other cytokines important in the pathogenesis
- Treatment: NSAID, DMARDS and Targeted Therapies (anti-IL-1 and anti-IL-6)
  - Significant number of refractory patients

Serum IL-18 Levels Significantly Elevated in sJIA Patients


Serum IL-18 (pg/ml)
1000000
100000
10000
1000
100
active sJIA
sJIA in partial Remission
sJIA in Remission
comparison group CRP>5
comparison group CRP<5

1. ClearView Healthcare Partners Analysis, May 2017
2. Figure from Kudela et al. (2019) *BMC Rheumatol.* 3:4.

27|

CERECOR

28| Gabay et al. Ann Rheum Dis. 2018. 77(6):840-847 Response defined as an improvement of joint count (both Swollen Joint Count (SJC) and Tender Joint Count (TJC) according to a 44-joint assessment) by ≥20% from baseline values, and a 70% decrease of CRP levels compared with baseline values (or reduction to normal levels) or normalization of ferritin Proof-of-Concept Clinical Data: IL-18 Binding Protein Demonstrates Efficacy Response in Patients with AOSD • AB2 Bio clinical proof-of-concept in AOSD (n = 23) using IL-18 binding protein (T1/2 = 40 h) – >50% of AOSD patients treated with IL-18bp achieved response • Serum IL-18 correlates with disease severity – 4/4 patients with undetectable serum IL-18 had a clinical response 0 20 40 60 80 80 mg (Week 12) 160 mg (Week 12) Pe rc en ta ge o f R es po nd er s Patients Received Subcutaneous Administration of 80 or 160 Mg Three Times per Week IL-18 Binding Protein Response Rates

CERC-007 Treatment of Patients with Adult Onset Still Disease

Potential best-in-class and first-in-class anti-IL-18 mAb

Proposed Proof-of-Concept Trial Design

A Multicenter, Phase 1b Study of CERC-007 in Subjects with Active Adult Onset Stills Disease

Inclusion Criteria

- Patients with active AOSD as measured by high fever, elevated CRP and ferritin
- Failed on NSAIDS and Corticosteroids

Estimated Enrollment: N = 12

12 weeks

CERC-007 7 mg/kg (max 500 mg) q 4 weeks (n=6)

12 weeks

CERC-007 14 mg/kg (max 500 mg) q 4 weeks (n=6)

Primary Endpoint

- Reduction of CRP by at least 50% and elimination of fever for > 48 hours

Key Secondary / Exploratory Endpoints

- Change from Baseline DAS score, modified Pouchet score, and DAS-CRP
- Change in CRP, Ferritin, and ESR
- Change in IL-18 levels
- Safety and tolerability

AOSD initial data anticipated 2Q 2021

CRP – C Reactive Protein, DAS – Disease Activity Score,

29

CERECOR

Phase 2-ready, Dual mTORC 1/2 small molecule inhibitor for Complex Lymphatic Malformations CERC-006

High Potency, Second Generation, Dual Inhibitor of mTORC1/2

Potential for improved efficacy and tolerability

- In-licensed from Astellas
- Phase 2-ready asset
  - 4-week nonclinical tox studies completed
  - Previously studied in Phase 1 MAD (n = 128)
  - Development discontinued upon determination that target efficacious doses were above MTD (30mg QD)[1]
  - Significantly lower doses than MTD likely required to treat complex lymphatic malformations
- Dual mTOR inhibitor maximizes impact of mTOR blockade, as mTORC2 is insensitive to rapalogs
  - Orally available, ATP-competitive kinase inhibitor; IC_{50} = 22 nM and 65 nM for mTORC1 and mTORC2, respectively[2]


NH2
NH
O
N
N
N
N
OH
O

31
[1] Mateo et al. *Br J Cancer*. 2016, 114(8):889-96.; [2] Bhagwat et al. *Mol Cancer Ther*.2011, 10(8):1394-406

CERECOR

32| Source: Figure adapted from Brouillard et al. (2014) J Clin Invest. 124(3):898-904 Complex Lymphatic Malformations Are a Family of Potentially Life-threatening Congenital Diseases • Neoplastic lesions caused by mutations in PI3K/AKT/mTOR pathway • Leads to local proliferation of lymphatic endothelial cells and perturbation of lymph flow • Fluid accumulation in limbs, abdomen, and chest which can lead to major disability and death • Complex lymphatic malformations are not readily treatable by sclerosing agents or surgery many times due to their complexity and location Flow ValveLECs Lymph Valve Proliferation of Endothelial Cells

33| 1 Adams et al. Pediatrics. 2016, 137(2):e20153257. Open-label clinical studies support efficacy, however use is limited by tolerability issues and lack of FDA approval Off-label Use of mTOR Inhibitor Sirolimus in LM • Phase II trial enrolled patients with complicated vascular anomalies1 – Study enrolled patients with different subtypes of LM not controlled by previous medication, sclerotherapy and/or surgery – Sirolimus was administered orally for 12 courses of 28 days each – 57 patients were evaluable for efficacy at the end of course 6, and 53 were evaluable at the end of course 12 • Safety and tolerability profile leads to low compliance, requires frequent monitoring – Physicians reported that sirolimus causes high rates of stomatitis (~60%) – Sirolimus bears black box warning for immunosuppression and malignancies Overall Response 6-month (n=57) 12-month (n=53) Grade 2 or > AEs Complete Response 0 0 • Blood/bone marrow (50%) • Gastrointestinal (55%) • Metabolic/laboratory (20%) • Infection (15%) Partial Response 47 (83%) 45 (85%) Progressive Disease 7 (12%) 8 (15%) Stable Disease 3 (5%) 0

Monosaccharide therapy for Congenital Disorders of Glycosylation (CDGs) CERC-800s

Congenital Disorders of Glycosylation (CDG): Life-Threatening, Ultra-Rare, Inborn Errors of Metabolism (IEMs)

Impaired glycoprotein production and function can simply be restored with substrate supplementation therapy

- Glycosylation is essential for protein structure & function, particularly for circulating proteins and enzymes such as hormones and coagulation factors
- Currently approximately 150 CDGs identified
- Due to a genetic mutation, CDG patients lack the ability to synthesize functioning glycoproteins
- Life-threatening multi-system diseases: failure to thrive, developmental delay, hypotonia, neurologic abnormalities, hepatic disease, and coagulopathy
- Administration of therapeutic doses of specific monosaccharides targeted to specific CDGs can partially restore impaired glycoprotein production resulting in a meaningful clinical benefit
  - PGM1-CDG: D-galactose supplementation[1]
  - MPI-CDG: D-mannose supplementation[2]
  - LAD-II (SLC35C1-CDG): L-fucose supplementation[3]

[1]Wong et al. (2017) *Genet Med.* 19(11):1226-1235. [2]Harms et al. (2002) *Acta Paediatr.* 91(10):1065-72. [3]Marquardt et al. (1999) *Blood.* 94(12):3976-85.

35|

CERECOR

Pharmaceutical Grade Treatments for CDGs

Opportunity to be the first FDA approved drugs for CDGs

- Established therapeutic POC
- GMP manufacturing and FDA approval will ensure quality and consistency
- Potential for reimbursement



○ D-Galactose ● D-Mannose ◄ L-Fucose

	CERC-801	CERC-802	CERC-803
Accelerated Pathway	✓	✓	✓
FDA ODD 7-yrs Exclusivity	✓	✓	✓
Priority Review Voucher*	✓	✓	✓
Pivotal Data Anticipated	2H 2021	2H 2021	2H 2021

*All three CERC-800 compounds granted RPDD prior to September 30, 2020; eligible for Priority Review Voucher upon approval

36 | CERECOR

Highlights Through 2022

Multiple catalysts and 4 potential PRV awards from first-in-class medicines for diseases with no approved treatment options



*CERC-801
TOP LINE PIVOTAL DATA
*CERC-803
TOP LINE PIVOTAL DATA
*CERC-802
TOP LINE PIVOTAL DATA
CERC-801
Potential NDA APPROVAL
CERC-803
Potential NDA APPROVAL
CERC-802
Potential NDA Approval
2020
2021
2022
CERC-002: COVID-19 ARDS
TOP LINE DATA¹
Potential EUA¹
*CERC-006: Complex Lymphatic Malformations
Initial Data
CERC-007: Multiple Myeloma
TOP LINE PIVOTAL DATA
CERC-007: Multiple Myeloma
Proof-of-Concept Initial Data
CERC-002: COVID-19 ARDS
Potential FULL APPROVAL²
CERC-007: AOSD
Proof-of-Concept Initial Data
CERC-002: Severe Pediatric Onset Crohn's Disease
Proof-of-Concept Initial Data
CERC-800s
CERC-002
CERC-007
CERC-006
PRV Award

* PRV Eligible [1] COVID-19 Related ARDS; additional pivotal study will be run if necessary [2] Broader ARDS. EUA: Emergency Use Authorization

37

CERECOR

Key Financial Information

39| Financial & Investor Information Key financial highlights The following data is as of September 30, 2020 • Outstanding common shares – 74.9M • Fully diluted shares – 94.9M • Average daily trading volume – 563K • Cash – $33.4M* NASDAQ:CERC * Preliminary unaudited cash balance as of December 31, 2020 is $18.9 million

40| Sol J. Barer, PhD Chairman of the Board of Directors • Chairman of the Board of Directors, Teva Pharmaceutical Industries • Former Chairman and CEO, Celgene Corp. Select Board and Management Team Members Proven track record in drug development & commercialization Garry Neil, MD Chief Scientific Officer • Former Corporate VP of Science & Technology, Johnson & Johnson • Former Group President, Johnson & Johnson Pharmaceutical Research and Development Michael Cola Chief Executive Officer • Former President of Specialty Pharmaceuticals, Shire plc • Former President of the Life Sciences Group, Safequard Scientifics, Inc.

www.cerecor.com NASDAQ:CERC

42| References: CERC-002 • LIGHT: Lymphotoxin-like, exhibits Inducible expression, and competes with HSV Glycoprotein D for HVEM, a receptor expressed by T lymphocytes; encoded by TNFSF14 (Tumor Necrosis Factor Superfamily 14). • Perlin DS, Zafir-Lavie I, Roadcap L, et al. Levels of the TNF-Related Cytokine LIGHT Increase in Hospitalized COVID-19 Patients with Cytokine Release Syndrome and ARDS. mSphere. 2020;5(4):e00699-20. • Arunachalam PS, Wimmers F, Mok CKP, et al. Systems biological assessment of immunity to mild versus severe COVID-19 infection in humans. Science. 2020;369(6508):1210- 1220. • Bellani G, Laffey JG, Pham T, et al. Epidemiology, Patterns of Care, and Mortality for Patients With Acute Respiratory Distress Syndrome in Intensive Care Units in 50 Countries. JAMA. 2016;315(8):788–800. • Bhatraju PK, Ghassemieh BJ, Nichols M, et al. Covid-19 in Critically Ill Patients in the Seattle Region — Case Series. NEJM. 2020;382(21):2012-2022. • Bice T, Cox CE, Carson SS. Cost and health care utilization in ARDS--different from other critical illness? Semin Respir Crit Care Med. 2013;34(4):529-536. • Cheung AM, Tansey CM, Tomlinson G, et al. Two-year outcomes, health care use, and costs of survivors of acute respiratory distress syndrome. Am J Respir Crit Care Med. 2006. • da Silva Antunes R, Madge L, Soroosh P, Tocker J, Croft M. The TNF Family Molecules LIGHT and Lymphotoxin αβ Induce a Distinct Steroid-Resistant Inflammatory Phenotype in Human Lung Epithelial Cells. J Immunol. 2015;195(5):2429-2441. • da Silva Antunes R, Mehta AK, Madge L, Tocker J, Croft M. TNFSF14 (LIGHT) Exhibits Inflammatory Activities in Lung Fibroblasts Complementary to IL-13 and TGF-β. Front Immunol. 2018;9:576. • Desai P, Tahiliani V, Hutchinson TE, et al. The TNF Superfamily Molecule LIGHT Promotes the Generation of Circulating and Lung-Resident Memory CD8 T Cells following an Acute Respiratory Virus Infection. J Immunol. 2018;200(8):2894-2904. • Eworuke E, Major JM, Gilbert McClain LI. National incidence rates for Acute Respiratory Distress Syndrome (ARDS) and ARDS cause-specific factors in the United States (2006- 2014). J Crit Care. 2018;47:192-197. • Hamel MB et al., Outcomes and cost-effectiveness of ventilator support and aggressive care for patients with acute respiratory failure due to pneumonia or acute respiratory distress syndrome. Am J Med. 2000. • Johnson ER, Matthay MA. Acute lung injury: epidemiology, pathogenesis, and treatment. J Aerosol Med Pulm Drug Deliv. 2010;23(4):243-252. • Papazian L, Aubron C, Brochard L, et al. Formal guidelines: management of acute respiratory distress syndrome. Ann. Intensive Care. 2019;9(1):69. • Rubenfeld GD, Caldwell E, Peabody E, et al. Incidence and outcomes of acute lung injury. NEJM. 2005;353(16):1685-1693. • Kissler SM, Tedijanto C, Goldstein E, et al. Projecting the transmission dynamics of SARS-CoV-2 through the postpandemic period. Science. 2020;368(6493):860-868. • Zhang M, Perrin L, Pardo P. A Randomized Phase 1 Study to Assess the Safety and Pharmacokinetics of the Subcutaneously Injected Anti-LIGHT Antibody, SAR252067. Clin Pharmacol Drug Dev. 2017;6(3):292-301. • Ware CF. Targeting lymphocyte activation through the lymphotoxin and LIGHT pathways. Immunol Rev. 2008;223:186-201. • Xu W, Xu Z, Huang L, et al. Transcriptome Sequencing Identifies Novel Immune Response Genes Highly Related to the Severity of Human Adenovirus Type 55 Infection. Front Microbiol. 2019;10:130.

43| References: CERC-006, CERC-007, CERC-800s CERC-006 • Adams DM, Trenor CC 3rd, Hammill AM, et al. Efficacy and Safety of Sirolimus in the Treatment of Complicated Vascular Anomalies. Pediatrics. 2016;137(2):e20153257. • Bhagwat SV, Gokhale PC, Crew AP, et al. Preclinical characterization of OSI-027, a potent and selective inhibitor of mTORC1 and mTORC2: distinct from rapamycin. Mol Cancer Ther. 2011;10(8):1394-1406. • Brouillard P, Boon L, Vikkula M. Genetics of lymphatic anomalies. J Clin Invest. 2014;124(3):898-904. • Mateo J, Olmos D, Dumez H, et al. A first in man, dose-finding study of the mTORC1/mTORC2 inhibitor OSI-027 in patients with advanced solid malignancies. Br J Cancer. 2016;114(8):889-896. CERC-007 • Gabay C, Fautrel B, Rech J, et al. Open-label, multicentre, dose-escalating phase II clinical trial on the safety and efficacy of tadekinig alfa (IL-18BP) in adult-onset Still's disease. Ann Rheum Dis. 2018;77(6):840-847 • Gerfaud-Valentin M, Jamilloux Y, Iwaz J, Sève P. Adult-onset Still's disease. Autoimmun Rev. 2014;13(7):708-22. • Kudela H, Drynda S, Lux A, Horneff G, Kekow J. Comparative study of Interleukin-18 (IL-18) serum levels in adult-onset Still's disease (AOSD) and systemic onset juvenile idiopathic arthritis (sJIA) and its use as a biomarker for diagnosis and evaluation of disease activity. BMC Rheumatol. 2019;3:4. • Nakamura K, Kassem S, Cleynen A, et al. Dysregulated IL-18 Is a Key Driver of Immunosuppression and a Possible Therapeutic Target in the Multiple Myeloma Microenvironment. Cancer Cell. 2018;33(4):634-648.e5. • Palumbo A, Anderson K. Multiple myeloma. NEJM. 2011;364(11):1046-60. CERC-800s • Harms HK, Zimmer KP, Kurnik K, et al. Oral mannose therapy persistently corrects the severe clinical symptoms and biochemical abnormalities of phosphomannose isomerase deficiency. Acta Paediatr. 2002;91(10):1065-72. • Marquardt T, Lühn K, Srikrishna G, et al. Correction of leukocyte adhesion deficiency type II with oral fucose. Blood. 1999;94(12):3976-85. • Wong SY, Gadomski T, van Scherpenzeel M, et al. Oral D-galactose supplementation in PGM1-CDG. Genet Med. 2017;19(11):1226-1235.